                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:


[_] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

[_] Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))


                             McDonald's Corporation
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

AccessMCD/mcd2000.com articles (5/8 through 5/23)

HEADLINE (headline appears on home page and links to article below)
-------------------------------------------------------------------

McDonald's shareholders are urged to vote their proxies
-------------------------------------------------------

ARTICLE
-------

           One Share or One Thousand Shares -- Your Vote Is Important!

McDonald's Annual Meeting materials including the Summary Annual Report, Proxy Statement and 2001 Financial Information were sent to you in April. Please review the information presented in the proxy statement, consider the items to be voted on at McDonald's Annual Meeting on May 23, and cast your vote by either:

..    accessing the Internet voting site indicated on your proxy card (you will need the control number on your proxy card),

..    calling the toll-free phone number indicated on your proxy card,

..    executing, signing and mailing your proxy card in the provided reply envelope, or

..    faxing both sides of your executed and signed proxy card to the independent inspectors of election at 1-732-417-2916

If you are an employee and wish to vote your shares in the McDonald's Corporation Profit Sharing and Savings Plan differently from your shares held outside the Plan, do not vote by phone or Internet. Refer to your proxy card for additional information and voting instructions.

If you did not receive a proxy card or need a duplicate card, please call EquiServe at 1-800-621-7825.

The items to be voted upon this year and the Board's recommendations are noted below.

The Board of Directors recommends a vote FOR proposals 1 and 2:

1.   Election of Directors

     The nominees for Director are: Hall Adams, Jr., Edward A. Brennan, Terry L. Savage and Fred L. Turner.

2.   Approval of Auditors

     The Board is asking shareholders to approve Ernst & Young LLP as auditors for 2002.

The Board of Directors recommends a vote AGAINST proposals 3 and 4:

3.   Shareholder proposal relating to the China Business Principles

     McDonald's is deeply concerned about the protection of human rights in China and in the rest of the world, and we believe our existing policies and practices [links to Code of Conduct for Suppliers] in this regard in many ways surpass those raised in the proposal.

4. Shareholder proposal relating to the review of the Company's animal welfare standards.

     McDonald's has a track record of leadership in animal welfare. To ensure that our suppliers meet McDonald's animal welfare objectives, we adopted the McDonald's Animal Welfare Guiding Principles. In addition, we have established the industry's first independent advisory Animal Welfare Council, comprised of leading academic and animal protection experts. Our commitment, leadership and results are well established, recognized and global.

Email to Lotus Notes users (5/14)

E-mail Subject Line
-------------------

Attention McDonald's Shareholders: Don't delay! Cast your vote!

Body of E-mail
--------------

Don't delay! Cast your vote!

Vote your proxy in time for McDonald's Annual Meeting on Thursday, May 23. Please review the information presented in the proxy statement, consider the items to be voted on at the Annual Meeting on May 23, and cast your vote by either:

..    accessing the Internet voting site indicated on your proxy card (you will need the control number on your proxy card),

..    calling the toll-free phone number indicated on your proxy card,

..    executing, signing and mailing your proxy card in the provided reply envelope, or

..    faxing both sides of your executed and signed proxy card to the independent inspectors of election at 1-732-417-2916.

If you are an employee and wish to vote your shares in the McDonald's Corporation Profit Sharing and Savings Plan differently from your shares held outside the Plan, do not vote by phone or Internet. Refer to your proxy card for additional information and voting instructions.

If you did not receive a proxy card or need a duplicate card, please call EquiServe at 1-800-621-7825.

The items to be voted upon this year and the Board's recommendations are noted below:

The Board of Directors recommends a vote FOR proposals 1 and 2:

1.   Election of Directors

     The nominees for Director are: Hall Adams, Jr., Edward A. Brennan, Terry L. Savage and Fred L. Turner.

2.   Approval of Auditors

     The Board is asking shareholders to approve Ernst & Young LLP as auditors for 2002.

The Board of Directors recommends a vote AGAINST proposals 3 and 4:

3.   Shareholder proposal relating to the China Business Principles

     McDonald's is deeply concerned about the protection of human rights in China and in the rest of the world, and we believe our existing policies and practices [links to Code of Conduct for Suppliers] in this regard in many ways surpass those raised in the proposal.

4. Shareholder proposal relating to the review of the Company's animal welfare standards

     McDonald's has a track record of leadership in animal welfare. To ensure that our suppliers meet McDonald's animal welfare objectives, we adopted the McDonald's Animal Welfare Guiding Principles. In addition, we have established the industry's first independent advisory Animal Welfare Council, comprised of leading academic and animal protection experts. Our commitment, leadership and results are well established, recognized and global.

Voicemail Message to employee shareholders (5/17)

This is the final reminder to shareholders to vote your proxy in time for McDonald's Annual Meeting on Thursday, May 23. Important issues will be voted on at this year's Annual Meeting, so if you haven't already done so, please consider and vote upon the proposals described in the proxy statement.

One share or one thousand, your vote is important, so don't delay.

Vote your proxy by calling the toll-free phone number or accessing the voting website indicated on your proxy card; depositing your proxy card in the ballot boxes located in home office buildings; or faxing both sides of your signed card to the independent inspectors of election at 732-417-2916.

If you did not receive a proxy card or need a duplicate card, please call EquiServe at 1-800-621-7825.